CMG GLOBAL EQUITY FUND

a series of Northern Lights Fund Trust

Supplement dated January 11, 2017

The following supplements the Fund's Prospectus and Statement of Additional Information each dated August 29, 2016.

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Effective March 11, 2017, the Fund will (i) revise its investment objective, (ii) change its name, (iii) change certain of its principal investment strategies, (iv) will be subject to certain additional or different principal investment risks, (v) will employ a new sub-adviser, (vi) will implement a lower management fee, and (vii) will no longer have an 80% global equity investment policy. Accordingly, certain disclosures in the Fund's Prospectus and Statement of Additional Information will be revised to reflect these changes. These changes are summarized below in table format for ease of comparison. Certain risks of the old strategy are omitted for the sake of brevity.

	Old	New
Name	CMG Global Equity Fund	CMG Mauldin Solutions Core Fund
Investment Objective	Long-term total return with less volatility than global equity markets in general.	Capital appreciation.
Principal Investment Strategies

The Fund intends to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets in equity securities of publicly listed companies, and at least 40% of its assets in securities issued by companies domiciled outside of the United States, from a minimum of three foreign countries.

The Fund’s adviser, CMG Capital Management Group, Inc., (the “Adviser”) uses a screening process to construct a portfolio of equity securities that it believes will produce long-term total returns with less volatility than global equity markets in general. The Fund may invest in companies of any size or geographic location. The Fund will invest in foreign securities, including American depositary receipts (“ADRs”), securities issued by foreign companies or a foreign exchange, and may invest in emerging market securities. The adviser delegates execution of the Fund’s active volatility management process (“Active Volatility Management”) to a sub-adviser, AlphaSimplex Group, LLC. The Fund is designed to reduce the portfolio’s risk profile by utilizing a sub-adviser to identify periods of high risk in global equity markets and hedging equity exposure by

The Fund invests across various sectors of the US, foreign and emerging markets equity and fixed income markets. The Fund may invest according to various investment styles (growth, value, momentum-based investing). The Fund’s adviser, CMG Capital Management Group (the “Adviser”), delegates execution of the Fund’s investment strategy to the Fund’s sub-adviser, Mauldin Solutions (the “Sub-Adviser”). The Sub-Adviser evaluates market data and information from various research providers to invest the Fund’s assets in a combination of flexible asset allocation strategies.

The Sub-Adviser seeks to achieve the Fund’s investment objective by investing in US, foreign and emerging markets equities of any capitalization during sustained equity market rallies and investing defensively in US Treasury securities and other fixed income securities during periods of weakness in equity markets. The fixed income securities in which the Fund invests are US government securities and investment grade and non-investment grade (“junk bonds”) US, foreign and emerging market corporate debt of any maturity. The Fund achieves its equity investing in liquid equity index future contracts (“Active Volatility Management”).

The Adviser manages the Fund’s portfolio by using research from a third party provider for its screening and investment process to:

(1)   identify companies with at least 3 years of audited financials;

(2)   rank companies by profit per-share and balance leverage;

(3)   re-rank favorable companies by variability of profits and leverage;

(4)   screen out equities with insufficient liquidity relative to the Fund’s size;

(5)   invest in “top” equities, as determined by the this screening process, on an equally-weighted basis;

(6)   daily review and replacement of any substantially deteriorating companies with next best ranked equities;

(7)   monthly re-identification and purchase of “top” equities, as determined by the Adviser’s screening process; and

(8)   annual rebalancing to equally-weight the “top” equities, as determined by the Adviser’s screening process.

The Adviser believes this quantitative investment process will select equities that provide long-term total returns. The Adviser initially intends to build a portfolio of 50 equity positions, but the total number held by the Fund may vary from time-to-time as determined by the Adviser.

The Adviser is responsible for the day to day management and compliance of the equity portfolio, and the Adviser delegates the Active Volatility Management to AlphaSimplex Group, LLC (the “Sub-Adviser”). The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future that are each a series of Northern Lights Fund Trust, was granted an exemptive order from the Securities and Exchange Commission that permits the Adviser, with Board of Trustee approval, to enter into or and fixed income market exposures principally through investing in exchange-traded funds (ETFs), open-end funds and closed-end funds (“Underlying Funds”). During periods of equity market weakness, the Fund may hold significant investments in US Treasury securities and money market funds.

To determine equity market strength and the allocation of the Fund’s assets between equities and fixed income, the Sub-Adviser analyzes and evaluates the research data and market reports of multiple research providers selected by the Sub-Adviser. These reports and data include tactical research that focuses on specific asset classes, sectors, investment styles and other market exposures.

amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. The order eliminates the need for a shareholders meeting and vote to approve sub-advisers. Shareholders will be notified if and when a new sub-adviser is employed by the Adviser.

Principal Investment Risks	-not a principal risk-	Credit Risk: Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.
-not a principal risk-

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

	-not a principal risk-	High Yield (Junk) Bond Risk: Lower-quality fixed income securities, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

-not a principal risk-	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return.
-not a principal risk-

Underlying Fund Risk. Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Each other investment company is subject to specific risks, depending on the nature of the fund. Closed-end funds and ETFs may trade at a discount to their net asset value. Closed-end fund and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Issuer-Specific Risk – The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.	-not a principal risk-
Leverage Risk – The Fund’s use of leverage through futures will magnify the Fund’s gains or losses.	-not a principal risk-
Hedging Risk – Although derivative instruments may be used to offset or hedge against losses on an opposite position, such hedges can also potentially offset any gains on the opposite position. The Fund may also be exposed to the risk it may be required to segregate assets or enter into offsetting positions in connection with investments in derivatives, but such segregation will not limit the Fund’s exposure to loss. The Fund may also incur risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement in connection with its investments in derivatives, the Fund would sell the segregated assets.	-not a principal risk-
Short Position Risk – The Fund may	-not a principal risk-

invest in short futures positions which will prevent the Fund from participating in market gains.
Sub-Adviser	AlphaSimplex Group, LLC	Mauldin Solutions, LLC
Management Fees	Annual rate of 1.25% of the Fund’s average daily net assets	Annual rate of 1.05% of the Fund’s average daily net assets*
Non-Fundamental Investment Policy	80% Investment Policy. The Fund has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of publicly listed companies, and at least 40% of its assets in securities issued by companies domiciled outside of the United States, from a minimum of three foreign countries. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's policy.	None

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This Supplement, the Prospectus and Statement of Additional Information, each dated as described above, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling call toll-free 1-866-CMG-9456.